REVENUES	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
REVENUES

NOTE 4:-REVENUES

In accordance with the new standard, costs and estimated earnings in excess of billings on uncompleted contracts were reclassified as contract assets and contract liabilities from December 31, 2018. Contract liabilities include advances from customers, which were presented separately in the Company's consolidated balance sheets as of December 31, 2020 and 2019.

The following table presents the significant changes in the advances from customers balance during the twelve months ended December 31, 2020:

	Year ended December 31,
	2020	2019

Balance, beginning of the period	$1,563	$727
New performance obligations	1,677	893
Reclassification to revenue as a result of satisfying performance obligation	(917)	(57)
Balance, end of the period	$2,323	$1,563

The following table summarizes our contract assets and liabilities balances:

	2020	2019

Contract assets at January 1,	$1,269	$899
Contract assets at December 31,	$756	$1,269

Change in contract assets – increase (decrease)	$(513)	$370

Contract liabilities at January 1,	$196	$366
Contract liabilities at December 31,	$232	$196

Change in contract liabilities – increase (decrease)	$36	$(170)

Net change	$(477)	$200

For the twelve months ended December 31, 2020, 100% of the amount that was previously included in the beginning balance of contract liabilities was recognized.

The Company’s unsatisfied performance obligations as of December 31, 2020 and the estimated revenue expected to be recognized in the future related to long-term fixed price contracts amounts to $366. The Company expects to recognize approximately 92% of this amount as revenues during the next 12 months. For information regarding disaggregated revenues, please refer to Note 14.